Exhibit 10.9

     Amendment No. 1 dated as of October 25, 1998 to Agreement dated as of October 25, 1995 (the "Original Agreement") between Insituform Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Corporation") and Robert W. Affholder (hereinafter referred to as the "Employee").

                       W I T N E S S E T H

     WHEREAS, the parties have entered into the Original Agreement and desire to effectuate the amendments thereto hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     1. Paragraph B of Section I of the Original Agreement is hereby amended by deleting the reference to "all of his business time to the performance thereof" and substituting therefor a reference to "an amount of his time substantially equal to one-half of the time devoted to performance hereunder from the date of this Agreement through December 31, 1998".

     2. Paragraph A of Section II of the Original Agreement is hereby amended by deleting the reference to "for a period of three years thereafter" and substituting therefor a reference to "until
December 31, 1999."

     3. Paragraph A of Section III of the Original Agreement is hereby amended by deleting the reference to "an annual salary of $250,000" and substituting therefor a reference to "an annual salary of $125,000".

     4. Paragraph A of Section VI of the Original Agreement is hereby amended by deleting the reference to "1770 Kirby Parkway, Suite 300, Memphis, Tennessee 38138" and substituting therefor a reference to "702 Spirit 40 Park Drive, Chesterfield, Missouri 63005".

     5. Except as set forth herein, the Original Agreement shall remain in full force and effect and continue to bind the parties hereto. This Amendment No. 1 contains the entire agreement of the parties with respect to the subject matter herein and supersedes all other understandings, oral or written, with respect thereto. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original and both of which shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the undersigned have executed this
Amendment No. 1 as of the effective date first-above written.

                                   INSITUFORM TECHNOLOGIES, INC.



                                   By s/Anthony W. Hooper
                                     ----------------------------

                                   EMPLOYEE:


                                   s/Robert W. Affholder
                                   ------------------------------
                                   Robert W. Affholder